EXHIBIT (17)(d)

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

Eaton Vance Colorado Municipal Income Fund	SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and KRISTIN S. ANAGNOST and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY TABULATOR	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
P.O. BOX 859232
BRAINTREE, MA 02185-9232

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

Eaton Vance Insured Municipal Income Fund	SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY TABULATOR	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
P.O. BOX 859232
BRAINTREE, MA 02185-9232

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

Eaton Vance Kansas Municipal Income Fund	SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PROXY TABULATOR	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
P.O. BOX 859232
BRAINTREE, MA 02185-9232

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website,
www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

Eaton Vance Louisiana Municipal Income Fund	SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2010
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, CYNTHIA J. CLEMSON, MAUREEN A. GEMMA, THOMAS A. METZOLD and DAN A. MAALOULY and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 2:30 P.M., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.